================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 12, 2005

                           RESOURCES CONNECTION, INC.

            Delaware                    0-32113                33-0832424
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

695 Town Center Drive, Suite 600, Costa Mesa, California          92626
       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (714) 430-6400

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On July 12, 2005, Resources Connection, Inc. issued a press release announcing its financial results for the quarterly period and fiscal year ended May 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

        The information in this current report on Form 8-K, including Exhibit
99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)     EXHIBITS

EXHIBIT NO.     DESCRIPTION
------------    ----------------------------------
Exhibit 99.1    Press Release issued July 12, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    RESOURCES CONNECTION, INC.

Date:  July 12, 2005
                                                    By:  /s/  Donald B. Murray
                                                         -----------------------
                                                         Donald B. Murray
                                                         Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     ----------------------------------
Exhibit 99.1    Press Release issued July 12, 2005